Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
AOT Growth and Innovation ETF (AOTG)
(the “Fund”)
December 22, 2025
Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated September 30, 2025, as previously supplemented
Fund Website
Effective immediately, the Fund’s website is https://aotetf.com/AOTG. All references in the Fund’s Summary Prospectus, Prospectus, and SAI to the prior website are revised to reflect the new website.
Portfolio Rebalance Information
Effective January 20, 2026, the following replaces the the 3rd sentence of the 8th paragraph in the section entitled “Principal Investment Strategies” on pages 1-2 of the Summary Prospectus and Prospectus, and the 3rd sentence of the 9th paragraph in the section entitled “Additional Information About the Fund’s Investment Objective and Principal Investment Strategies” on pages 6-7 of the Prospectus:
The Sub-Adviser will rebalance the Fund’s portfolio to take advantage of market opportunities at any time.
Diversification Status
Effective January 20, 2026, the following sentence is added to the section entitled “Principal Investment Strategies” on pages 1-2 of the Summary Prospectus and Prospectus:
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means the Fund may take larger positions in a fewer number of issuers.
Effective January 20, 2026, the following risk factor is added to sections entitled “Principal Investment Risks” on pages 2-4 of the Summary Prospectus and Prospectus, and the section entitled “Additional Information about the Fund’s Principal Investment Risks” on pages 7-9 of the Prospectus:
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
Effective January 20, 2026, the following replaces the section entitled “Trust and Fund Overview — Diversification” on page 2 of the SAI.
Diversification
The Fund is a non-diversified ETF. As a non-diversified fund, the Fund is permitted to invest a larger percentage of its assets in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.
Also effective January 20, 2026, investment policy number 8 in the section entitled “Investment Policies and Restrictions” on page 3 of the SAI is deleted in its entirety.

If you have any questions, please call (215) 330-4476.
Please retain this Supplement for future reference.